Exhibit 99.1

APPLIED DIGITAL CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements consist of the unaudited pro forma condensed consolidated statements of operations for the nine-month period ended February 28, 2025 and the fiscal years ended May 31, 2024 and 2023 and the unaudited pro forma condensed consolidated balance sheet as of February 28, 2025. The unaudited pro forma condensed consolidated financial statements are based on, and should be read in conjunction with, the audited consolidated financial statements of the Company included in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2024, as well as the unaudited condensed consolidated financial statements of the Company included in the Company’s Quarterly Report on Form 10-Q for the nine months ended February 28, 2025, as filed with the Securities and Exchange Commission. The unaudited pro forma condensed consolidated financial statements are included to illustrate the potential effect of the sale of the Company’s Cloud Services Business.

The unaudited pro forma condensed consolidated statements of operations for the nine-month period ended February 28, 2025 and the fiscal years ended May 31, 2024 and 2023 give effect to the sale of the Cloud Services Business as if it had occurred on June 1, 2022, the first day of fiscal year 2023. The unaudited pro forma condensed consolidated balance sheet gives effect to the sale of the Cloud Services Business as if it had occurred on February 28, 2025, the Company’s latest balance sheet date. All adjustments and disclosures have been prepared in accordance with Article 11 of Regulation S-X.

The sale of the Cloud Services Business is subject to adjustments as the sale has not yet been finalized. Accordingly, the transaction accounting adjustments are preliminary, and have been made solely for the purpose of providing pro forma financial statements as required by Securities and Exchange Commission rules. Differences between these preliminary estimates and the final sale accounting may be material. The unaudited pro forma condensed consolidated financial information has been provided for informational purposes only and does not purport to project the future or historical financial position or results of operations, cash flows, liquidity or financial condition of the Company, or the Cloud Services Business on a stand-alone basis. The actual results of the Company may differ significantly from those reflected herein.

APPLIED DIGITAL CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(In thousands, except share and par value data)

	As of February 28, 2025
	APLD Total	Potential Sale of Cloud Segment Adjustments		APLD Proforma
ASSETS
Current assets:
Cash and cash equivalents	68,742	(13)	(2)	68,729
Restricted cash	185,482	—		185,482
Accounts receivable	14,619	(12,918)	(2)	1,701
Prepaid expenses and other current assets	5,416	(669)	(2)	4,747
Current assets held for sale	—	386,608		386,608
Total current assets	274,259			647,267
Property and equipment, net	1,002,206	(12,742)	(2)	989,464
Operating lease right of use assets, net	153,434	(152,328)	(2)	1,106
Finance lease right of use assets, net	235,203	(209,658)	(1)	25,545
Other assets	42,243	1,720	(2)	43,963
TOTAL ASSETS	1,707,345			1,707,345

LIABILITIES, TEMPORARY EQUITY AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	170,517	(7,170)	(2)	163,347
Accrued liabilities	19,268	(417)	(2)	18,851
Current portion of operating lease liability	27,496	(26,827)	(2)	669
Current portion of finance lease liability	140,135	(126,372)	(2)	13,763
Current portion of debt	10,138	—		10,138
Current customer deposits	16,125	—		16,125
Current deferred revenue	4,879	(4,252)	(2)	627
Current liabilities held-for-sale	—	301,008		301,008
Due to customer	4,807	—		4,807
Other current liabilities	216	—		216
Total current liabilities	393,580			529,550
Long-term portion of operating lease liability	104,679	(104,117)	(2)	562
Long-term portion of finance lease liability	32,232	(31,853)	(2)	379
Long-term debt	678,988	—		678,988
Total liabilities	1,209,478			1,209,478
Commitments and contingencies
Temporary equity
Series E preferred stock, $0.001 par value, 2,000,000 shares authorized, 301,673 shares issued and outstanding at February 28, 2025	6,932	—		6,932
Series E-1 preferred stock, $0.001, 62,500 shares authorized, 39,763 shares issued and outstanding at February 28, 2025	36,287	—		36,287
Shareholders’ equity
Common stock, $0.001 par value, 400,000,000 shares authorized, 233,682,359 shares issued and 224,391,160 shares outstanding at February 28, 2025	229	—		229
Treasury stock, 9,291,199 shares at February 28, 2025	(31,400)	—		(31,400)
Additional paid in capital	914,336	—		914,336
Accumulated deficit	(428,518)	—		(428,518)
Total stockholders’ equity attributable to Applied Digital Corporation	454,648			454,648
TOTAL LIABILITIES, TEMPORARY EQUITY AND SHAREHOLDERS’ EQUITY	1,707,345			1,707,345

APPLIED DIGITAL CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(In thousands, except share and per share data)

	Nine months ended February 28, 2025
	APLD Total	Potential Sale of Cloud Segment Adjustments		APLD Proforma
Revenues:
Revenue	175,567	(71,313)	(3)	104,254
Related party revenue	1,926	—		1,926
Total revenue	177,492			106,179
Costs and expenses:				—
Cost of revenues	162,562	(91,359)	(3)	71,204
Selling, general and administrative	66,851	(21,890)	(3)	44,962
Loss/(gain) on classification of held for sale	(24,616)	—		(24,616)
Loss on sale of assets	769	—		769
Total costs and expenses	205,567	(113,248)		92,319
Operating income (loss)	(28,075)	(41,935)		13,861
Interest Expense	23,687	(13,444)	(3)	10,244
Loss on conversion of debt	33,612	—		33,612
Loss on change in fair value of debt	85,439	—		85,439
Loss on change in fair value of warrants	6,421	—		6,421
Loss on extinguishment of debt	1,177	—		1,177
Net loss before income tax expenses	(178,410)			(123,031)
Income tax expense	118	—		118
Net loss from continuing operations	(178,528)			(123,150)
Net loss from discontinued operations		(55,379)		(55,379)
Net loss	(178,528)			(178,528)
Preferred dividends paid	(1,213)	—		(1,213)
Net loss attributable to common stockholders	(179,741)			(179,741)

Basic and diluted net loss per share attributable to continuing operations	$(0.93)			$(0.64)
Basic and diluted weighted average number of shares outstanding	193,405,721			193,405,721

APPLIED DIGITAL CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(In thousands, except share and per share data)

	Fiscal year ended May 31, 2024
	APLD Total	Potential Sale of Cloud Segment Adjustments		APLD Proforma
Revenues:
Revenue	150,814	(28,957)	(4)	121,857
Related party revenue	14,761	—		14,761
Total revenue	165,574			136,617
Costs and expenses:
Cost of revenues	148,340	(41,687)	(4)	106,653
Selling, general and administrative	97,776	(52,756)	(4)	45,020
Loss/(gain) on classification of held for sale	15,417	—		15,417
Loss from legal settlement	2,380	—		2,380
Total costs and expenses	263,913	(94,443)		169,470
Operating income (loss)	(98,339)	(65,486)		(32,853)
Interest Expense	27,515	(9,809)	(4)	17,707
Loss on change in fair value of debt	7,401	—		7,401
Loss on change in fair value of related party debt	8,116	—		8,116
Loss on change in fair value of warrants issued to related parties	5,696	—		5,696
Loss on extinguishment of debt	2,507	—		2,507
Net loss before income tax expenses	(149,574)			(74,279)
Income tax expense	96	—		96
Net loss from continuing operations	(149,670)			(74,375)
Net loss from discontinued operations	—	(75,295)		(75,295)
Net loss	(149,670)			(149,670)
Net loss attributable to noncontrolling interest	(397)	—		(397)
Net loss attributable to common stockholders	(149,273)			(149,273)

Basic and diluted net loss per share attributable to continuing operations	$(1.31)			$(0.65)
Basic and diluted weighted average number of shares outstanding	114,061,414			114,061,414

APPLIED DIGITAL CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(In thousands, except share and per share data)

	Fiscal year ended May 31, 2023
	APLD Total	Potential Sale of Cloud Segment Adjustments		APLD Proforma
Revenues:
Revenue	55,392	—		55,392
Total revenue	55,392			55,392
Costs and expenses:
Cost of revenues	44,388	—		44,388
Selling, general and administrative	55,006	(1,091)	(5)	53,915
Total costs and expenses	99,394	(1,091)		98,303
Operating income (loss)	(44,002)	(1,091)		(42,911)
Interest Expense	2,034	(27)	(5)	2,007
Loss on extinguishment of debt	94	—		94
Net loss before income tax expenses	(46,129)			(45,012)
Income tax expense	(523)	—		(523)
Net loss from continuing operations	(45,607)			(44,489)
Net loss from discontinued operations	—	(1,117)		(1,117)
Net loss	(45,607)			(45,607)
Net loss attributable to noncontrolling interest	(960)	—		(960)
Net loss attributable to common stockholders	(44,646)			(44,646)

Basic and diluted net loss per share attributable to continuing operations	$(0.48)			$(0.47)
Basic and diluted weighted average number of shares outstanding	93,976,233			93,976,233

NOTES TO PRO FORMA FINANCIAL STATEMENTS

Transaction Accounting Adjustments and Assumptions

The adjustments are based on currently available information and certain estimates and assumptions, and therefore the actual effects of these transactions will differ from the transaction accounting adjustments. A general description of these transactions and adjustments is provided as follows:

(1)	Reflects the removal of finance lease right of use assets associated with the Cloud Services Business.

(2)	Reflects the removal of assets and liabilities associated with the Cloud Services Business.

(3)	Reflects the removal of revenues, cost of revenues, selling, general and administrative expense, and interest expense related to the Cloud Services Business for the period presented, assuming the business segment met the criteria as held for sale and discontinued operations as of June 1, 2024.

(4)	Reflects the removal of revenues, cost of revenues, selling, general and administrative expense, and interest expense related to the Cloud Services Business for the period presented, assuming the business segment met the criteria as held for sale and discontinued operations as of June 1, 2023.

(5)	Reflects the removal of selling, general and administrative expense and interest expense related to the Cloud Services Business for the period presented, assuming the business segment met the criteria as held for sale and discontinued operations as of June 1, 2022.